UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016 (December 20, 2016)

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

000-55329 (Commission File Number)	65-0958798 (IRS Employer Identification No.)
8000 North Federal Highway Boca Raton, Florida (principal executive offices)	33487 (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 20, 2016, Larry M. Reid resigned as the registrant’s Chief Executive Officer and was elected to continue serving as Chief Financial Officer, Richard Martin was appointed to the Board of Directors and was elected Chairman and Michael M. Moore was elected as the Registrant’s new Chief Executive Officer of the corporation by the Board of Directors. Mr. Moore was also granted an annual salary of $200,000 per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARTRONIC, INC. (Registrant)

Date: December 21, 2016	/s/ Larry Reid
By: Larry Reid, Its: Chief Financial Officer